UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2013

Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Glenlake Parkway, North Tower, Atlanta, Georgia	30328-3473
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2013, the Compensation Committee of the Board of Directors of Global Payments Inc. (“the Company”) approved the Global Payments Inc. 2014 Non-Employee Director Compensation Plan (the “Compensation Plan”). The Compensation Plan is considered to be and shall be operated as a subplan of the Global Payments Inc. 2011 Incentive Plan, which was approved by the Company’s shareholders at the 2011 annual meeting, and replaces the 2011 Non-Employee Director Compensation Plan. The Compensation Plan, having an effective date of November 20, 2013, is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit Number	Description

10.1	Global Payments Inc. 2014 Non-Employee Director Compensation Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Payments Inc.
(Registrant)

Date: November 25, 2013
By: /s/ David E. Mangum
David E. Mangum
Chief Financial Officer